SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through Certificates, Series 2002-1)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-77054-13              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Home Equity Trust Series 2002-1 Home Equity Pass-Through
Certificates, Series 2002-1 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 6, 2003            By:   /s/  Andreas Auer
                                  ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2002



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                Statement to Certificate Holders
                                      December 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       100,000,000.00     79,691,321.46   5,330,470.24      121,462.86   5,451,933.10      0.00      0.00       74,360,851.22
A2       165,000,000.00    134,410,345.98   8,025,883.44      599,806.17   8,625,689.61      0.00      0.00      126,384,462.54
A3        65,000,000.00     52,949,530.22   3,161,711.66       77,968.18   3,239,679.84      0.00      0.00       49,787,818.56
AR               100.00              0.00           0.00            0.00           0.00      0.00      0.00                0.00
M1        36,000,000.00     36,000,000.00           0.00       73,780.00      73,780.00      0.00      0.00       36,000,000.00
M2        24,000,000.00     24,000,000.00           0.00       66,753.33      66,753.33      0.00      0.00       24,000,000.00
B         10,000,000.00     10,000,000.00           0.00       33,841.67      33,841.67      0.00      0.00       10,000,000.00
P                100.00            100.00           0.00      116,651.27     116,651.27      0.00      0.00              100.00
TOTALS   400,000,200.00    337,051,297.66  16,518,065.34    1,090,263.48  17,608,328.82      0.00      0.00      320,533,232.32

AIO       50,000,000.00     50,000,000.00           0.00      291,666.67     291,666.67      0.00      0.00       50,000,000.00
X1       400,000,100.00    344,535,543.59           0.00            5.91           5.91      0.00      0.00      329,855,348.74
X2                 0.00              0.00           0.00            0.00           0.00      0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1     22540V3P5      796.91321460   53.30470240        1.21462860       54.51933100     743.60851220        A1          1.770000 %
A2     22540V3Q3      814.60815745   48.64171782        3.63518891       52.27690673     765.96643964        A2          5.355000 %
A3     22540V3R1      814.60815723   48.64171785        1.19951046       49.84122831     765.96643938        A3          1.710000 %
AR     22540V3T7        0.00000000    0.00000000        0.00000000        0.00000000       0.00000000        AR         10.323260 %
M1     22540V3U4    1,000.00000000    0.00000000        2.04944444        2.04944444   1,000.00000000        M1          2.380000 %
M2     22540V3V2    1,000.00000000    0.00000000        2.78138875        2.78138875   1,000.00000000        M2          3.230000 %
B      22540V3W0    1,000.00000000    0.00000000        3.38416700        3.38416700   1,000.00000000        B           3.930000 %
P      22540V3X8    1,000.00000000    0.00000000  ################  ################   1,000.00000000        P          10.323260 %
TOTALS                842.62782284   41.29514270        2.72565734       44.02080004     801.33268013

AIO    22540V3S9    1,000.00000000    0.00000000        5.83333340        5.83333340   1,000.00000000        AIO         7.000000 %
X1     22540V3Y6      861.33864364    0.00000000        0.00001477        0.00001477     824.63816569        X1      1,182.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           December 26, 2002


Sec. 4.06(i)     Principal Remittance Amount (Total)                                   14,514,488.51
                 Group 1                                                                4,736,556.04
                 Group 2                                                                9,777,932.47

                 Scheduled Principal Prepayments (Total)                                  306,298.02
                 Group 1                                                                  101,132.14
                 Group 2                                                                  205,165.88

                Principal Prepayments (Total)                                          13,950,390.04
                Group 1                                                                 4,524,040.58
                Group 2                                                                 9,261,768.22

                Curtailments (Total)                                                      410,702.19
                Group 1                                                                   112,289.11
                Group 2                                                                   298,413.08

                Cutailment Interest Adjustments (Total)                                       790.23
                Group 1                                                                       367.27
                Group 2                                                                       422.96

                Repurchase Principal (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00


                Substitution Amounts (Total)                                                    0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Net Liquidation Proceeds (Total)                                           12,018.29
                Group 1                                                                        22.64
                Group 2                                                                    11,995.65

                Other Principal Adjustments (Total)                                            -3.92
                Group 1                                                                         0.00
                Group 2                                                                        -3.92

                Gross Interest (Total)                                                  3,438,722.76
                Group 1                                                                   984,643.54
                Group 2                                                                 2,454,079.22

                Recoveries from Prior Loss Determinations (Total)                               0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

                Reimbursements of Non-Recoverable Advances Previously Made (Total)         -1,125.10
                Group 1                                                                    -1,295.70
                Group 2                                                                       170.60

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)            0.00
                Group 1                                                                         0.00
                Group 2                                                                         0.00

Prepayment Penalties
                Number of Loans with
                Respect to which Prepayment Penalties were Collected                              58
                Group 1                                                                           14
                Group 2                                                                           44

                Balance of Loans with
                Respect to which Prepayment Penalties were Collected                    2,289,548.42
                Group 1                                                                   571,408.99
                Group 2                                                                 1,718,139.43

                Amount of Prepayment Penalties Collected                                  116,650.41
                Group 1                                                                    25,960.79
                Group 2                                                                    90,689.62


                                      -7-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            December 26, 2002

Sec. 4.06(a)(iv)        Beginning Number of Loans Outstanding (Total)                                      8,786
                        Group 1                                                                            3,392
                        Group 2                                                                            5,394

                        Beginning Aggregate Loan Balance (Total)                                  344,535,243.60
                        Group 1                                                                   102,129,536.20
                        Group 2                                                                   242,405,707.40

                        Ending Number of Loans Outstanding (Total)                                         8,451
                        Group 1                                                                            3,244
                        Group 2                                                                            5,207

                        Ending Aggregate Loan Balance (Total)                                     329,855,048.75
                        Group 1                                                                    97,373,969.24
                        Group 2                                                                   232,481,079.51

Sec. 4.06(a)(v)         Servicing Fees
                        including Trustee Fee, Credit Risk Manager Fee, & FSA Premium(Total)          169,866.20
                        Group 1                                                                        45,731.11
                        Group 2                                                                       124,135.09

Sec. 4.06(a)(vii)       Current Advances (Total)                                                             N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

                        Aggregate Advances (Total)                                                           N/A
                        Group 1                                                                              N/A
                        Group 2                                                                              N/A

Sec. 4.06(viii) Delinquent Mortgage Loans
                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         32            1,030,183.91                  1.06 %
                2 Month         23              721,345.44                  0.74 %
                3 Month         24              766,385.05                  0.79 %
                Total           79            2,517,914.40                  2.59 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         105            5,115,506.33                  2.20 %
                2 Month          59            2,442,805.65                  1.05 %
                3 Month          91            4,822,293.90                  2.07 %
                 Total          255           12,380,605.88                  5.32 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         137            6,145,690.24                  1.86 %
                2 Month          82            3,164,151.09                  0.96 %
                3 Month         115            5,588,678.95                  1.69 %
                 Total          334           14,898,520.28                  4.51 %
                * Delinquent Bankruptcies are included in the table above.



                                    -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.



                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                            December 26, 2002


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 7                114,890.81                 0.12 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                20                562,672.09                 0.24 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                27                677,562.90                 0.21 %
                * Only Current Bankruptcies are reflected in the table above.

                Balance of Bankruptcies delinquent 31 to 60 Days (Total)                             143,490.39
                Group 1                                                                               28,255.80
                Group 2                                                                              115,234.59
                * Above Figures provided for calculation of Rolling 3 Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00 %

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%


                                    -9-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                    Credit Suisse First Boston Home Equity Mortgage Trust 2002-1
                                        Statement to Certificate Holders
                                           December 26, 2002

Section 4.04(a)(xii)    Current Realized Losses (Total)                                           164,581.24
                        Group 1                                                                    17,715.22
                        Group 2                                                                   146,866.02

                        Cummulative Realized Losses (Total)                                       990,776.84
                        Group 1                                                                    64,653.18
                        Group 2                                                                   924,797.04

Sec. 4.04 (a)(xiv)      Amount on Deposit in Pre-Funding Account (Total)                                0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xiv)      Capitalized Interest Requirement (Total)                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Sec. 4.04 (a)(xv)       Insured Payments (Total)                                                        0.00
                        Group 1                                                                         0.00
                        Group 2                                                                         0.00

Trigger Event           Trigger Event Occurrence (Effective July 2005)                                                    NO
                        (Is Rolling 3 Month Delinquency Rate > 16.5% of Sr. Enhancement%?)
                        Rolling 3 Month Delinquency Rate                                                           2.28497 %
                        Sr. Enhancement Percentage x 16.5%                                                         3.96783 %
                                              OR
                        (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                        Cumulative Loss % of Original Aggregate Collateral Balance                                    0.30 %
                        Cumulative Loss Limit                                                                         4.50 %

O/C Reporting           Targeted Overcollateralization Amount                                                  16,000,008.00
                        Ending Overcollateralization Amount                                                     9,321,816.43
                        Ending Overcollateralization Deficiency                                                 6,678,191.57
                        Overcollateralization Release Amount                                                            0.00
                        Monthly Excess Interest                                                                 2,003,576.83
                        Payment to Class X-1                                                                            5.91

                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
